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                                                                   EXHIBIT 10.21


                         CAPITAL CONTRIBUTION AGREEMENT


          THIS AGREEMENT, dated as of December 16, 1996, by and among Sunil Wadhwani, Ashok Trivedi, The Wadhwani Family Qualified Subchapter S Trust, The Trivedi Family Qualified Subchapter S Trust, The Sunil Wadhwani Annuity Trust No. 1, the Sunil Wadhwani Annuity Trust No. 2, The Ashok K. Trivedi Annuity Trust No. 1 and The Ashok K. Trivedi Annuity Trust No. 2 (each a "Shareholder" and collectively the "Shareholders"), and Mastech Corporation, a Pennsylvania corporation ("Mastech").

          WHEREAS, the Shareholders own all of the issued and outstanding capital stock of Mastech Systems Corporation, a Pennsylvania corporation ("Mastech Systems"); and

          WHEREAS, each Shareholder owns the same number of shares of Common Stock of Mastech as they own shares of Mastech Systems and collectively, the Shareholders own all of the issued and outstanding capital stock of Mastech; and

          WHEREAS, each Shareholder desires to transfer to Mastech as an additional capital contribution the shares of Mastech Systems Common Stock owned by each Shareholder; and

          WHEREAS, the Shareholders will not receive any additional shares of Mastech capital stock in connection with such capital contributions.

          NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby represent, warrant, covenant and agree as follows:

1.  Capital Contributions to Mastech.  Each Shareholder hereby agrees to
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contribute, assign and transfer to Mastech all of their right, title and interest in shares of common stock of Mastech Systems; said contribution, assignment and transfer to be further evidenced by a Stock Power executed on even date herewith. Mastech hereby agrees to accept such capital contributions by the Shareholders of their Mastech Systems Common Stock.

2.  Timing of Contributions.  The contributions described in Section 1 hereof
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shall be made immediately prior to the filing with the Securities and Exchange
Commission of Amendment No. 3 to Mastech's Registration Statement on Form S-1 containing financial statements reflecting the transactions contemplated hereby.

3.  Miscellaneous.  This Agreement shall be binding upon and shall inure to the
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benefit of the parties hereto and their respective successors, heirs, executors, administrators and assigns. This Agreement shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any jurisdiction's conflicts of law provisions. The parties hereto may execute this Agreement in any number of counterparts, each of which when executed and delivered, shall be an original, but all such counterparts shall constitute one and the same instrument.
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          IN WITNESS WHEREOF, the parties have duly executed this Capital
Contribution Agreement as of the day and year first above written.

                             MASTECH CORPORATION


                             By:__________________________________________

                             Title:_______________________________________


                             SHAREHOLDERS:

                             ______________________________________________
                             Sunil Wadhwani


                             ______________________________________________
                             Ashok Trivedi

                             The Wadhwani Family Qualified Subchapter S Trust:

                             By:____________________________________________
                             Title:  Trustee


                             The Trivedi Family Qualified Subchapter S Trust:

                             By:____________________________________________
                             Title:  Trustee


                             The Sunil Wadhwani Annuity Trust No. 1:

                             By:____________________________________________
                             Title:  Trustee


                             The Sunil Wadhwani Annuity Trust No. 2:

                             By:____________________________________________
                             Title:  Trustee


                             The Ashok K. Trivedi Annuity Trust No. 1:

                             By:____________________________________________
                             Title:  Trustee


                             The Ashok K. Trivedi Annuity Trust No. 2:

                             By:____________________________________________
                             Title:  Trustee